UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2010

Table Trac, Inc.
(Exact name of registrant as specified in its charter)

Nevada............................. 0-288383 .................................88-036568
(State of Incorporation)...... (Commission file number).........(IRS Employer Identification Number)

15612 Highway 7, STE 331,
Minnetonka, Minnesota 55345
(Address of principal executive office)

Registrant's telephone number (952) 548-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Moquist Thorvilson Kaufmann Kennedy & Pieper LLC formerly Carver Moquist & O'Connor, LLC has been the independant auditor for Table Trac, Inc. (the"Company") since 2004. On October 14, 2010, the Company has engaged Baker Tilly Virchow Krause, LLP as the Company’s successor independent auditor . The decision to change accountants was approved by the Company’s Board of Directors and is being recommended by the Company’s Audit Committee.

During the previous two fiscal years ended December 31, 2009, and December 31, 2008 and the subsequent period through October 14, 2010, there were no: (1) disagreements with Moquist Thorvilson Kaufmann Kennedy & Pieper LLC formerly Carver Moquist & O'Connor, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of Moquist Thorvilson Kaufmann Kennedy & Pieper LL on the financial statements of Table Trac, Inc. as of and for the years ended December 31 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from Moquist Thorvilson Kaufmann Kennedy & Pieper LLC is attached as Exhibit 16.1 of this Form 8-K.

Effective October 14, 2010, the Board of Directors of the Company approved, based on the recommendation of the Audit Committee, the engagement of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

During the two most recent fiscal years and subsequent interim period through the date of this Form 8-K, the Company did not consult with Baker Tilly Virchow Krause, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

__Table Trac, Inc.__________
(Registrant)
Date ___October 14, 2010___________
__//s/ Chad B. Hoehne_____________________
(Signature)

Exhibit 16.1

October 15, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Table Trac, Inc (copy attached), which we understand will be filed with the Securities and Exchange commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Table Trac, Inc. dated October 15, 2010. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,

/s/ Moquist Thorvilson Kaufmann Kennedy & Pieper LLC